© Career Education Corporation 2008
© Career Education Corporation 2008
Career Education Corporation
Career Education Corporation
BMO Capital Markets Back to School Conference
BMO Capital Markets Back to School Conference
September 10, 2008
Exhibit 99.1

Mike Graham
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
CAREER EDUCATION CORPORATION
Mike Graham
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
CAREER EDUCATION CORPORATION
© Career Education Corporation 2008
© Career Education Corporation 2008

Except for the historical and present factual information contained herein, the matters set forth in this presentation, including statements identified by words such as "anticipate," "believe," "plan," "expect," "intend,"
"project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities
Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: risks associated with unfavorable changes in the cost or availability of financing, including alternative loans, for our students; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school; increased competition; the effectiveness of our regulatory compliance efforts; future financial and operational results, including the impact of the impairment of goodwill and other intangible assets; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, and class action and other lawsuits; costs, risks and uncertainties associated with our company-wide restructuring, including risks and uncertainties associated with changes in management and reporting responsibilities; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; risks related to the sale or teach-out of any campuses; risks related to general economic conditions including credit market conditions and other risk factors relating to our industry and business and the factors discussed in our
Annual Report on Form 10-K for the year ended December 31, 2007, and from time to time in our other reports filed with the Securities and Exchange Commission.
Safe Harbor
Safe Harbor

Non-GAAP Financial
Information
Non-GAAP Financial
Information
The Company has included some  non-GAAP financial measures in this presentation  to discuss the Company's financial results.  As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the
Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the
Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the
Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the
Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Career Education Overview
Career Education Overview
Our Mission:
A global educational company committed
to quality outcomes and career opportunities
for a diverse student population
Our Mission:
A global educational company committed
to quality outcomes and career opportunities
for a diverse student population

Career Education Overview
Career Education Overview
A Leading For-Profit Post Secondary Education Company
2007 Revenue: $1.7 Billion
Over 90,000 students
A Leading For-Profit Post Secondary Education Company
2007 Revenue: $1.7 Billion
Over 90,000 students
*Demographics as of June 30, 2008

An Inflection Point in Our History
An Inflection Point in Our History
Transform Transform
Strengthen Strengthen
Foundation Foundation
Accelerate Accelerate
Growth Growth
Renovate/ Renovate/
Repair Repair
Acquire/ Acquire/
Build Build
High High
Performance Performance
New Management Team

Competitive Strengths
Competitive Strengths
Strong core brands…
Strong core brands…
delivering quality outcomes
delivering quality outcomes
Leading on-line platform
Leading on-line platform
Broad geographic presence
Broad geographic presence
Strong balance sheet
Strong balance sheet
Proven growth capability
Proven growth capability

Strong Core Brands . . .
Strong Core Brands . . .
Leading network of allied
health schools
Leading network of allied
health schools
National network of culinary
schools
National network of culinary
schools
Multi-national online and
on-ground schools
Multi-national online and
on-ground schools
Network of business schools in
France
Network of business schools in
France
Nationwide network of
fashion & design schools
Nationwide network of
fashion & design schools
TM

… Delivering Quality Outcomes
… Delivering Quality Outcomes
Surgical Technology Program at
Sanford-Brown Institute
Iselin, NJ
“PAE Elite Twenty Program”
Surgical Technology Program at
Sanford-Brown Institute
Iselin, NJ
“PAE Elite Twenty Program”
Council of College and Military Educators
2007 Institution Award
Wounded Warrior Scholarship Program
Council of College and Military Educators
2007 Institution Award
Wounded Warrior Scholarship Program
Exceeded all benchmarks in the 2007
Noel-Levitz Priorities Survey for
Online Learners
Exceeded all benchmarks in the 2007 Exceeded all benchmarks in the 2007
Noel-Levitz Priorities Survey for
Noel-Levitz Priorities Survey for
-Levitz Priorities Survey for
Levitz Priorities Survey for
Online Learners Online Learners
Brian Williams – Interim Leader of Culinary
Arts Business Unit, graduate of AIU
First to offer 100% Spanish speaking
culinary degree in United States
Brian Williams – Interim Leader of Culinary
Arts Business Unit, graduate of AIU
First to offer 100% Spanish speaking
culinary degree in United States
172,000 total graduates
(2004-2007)
172,000 total graduates
172,000 total graduates
(2004-2007)
(2004-2007)

Leading On-Line Platform
Leading On-Line Platform
Virtual Campus and full student services
Proprietary learning management systems
Rich online collaboration tools
Access to the Virtual Campus using  mobile
devices
Virtual Campus and full student services
Proprietary learning management systems
Rich online collaboration tools
Access to the Virtual Campus using  mobile
devices
Source: Echo Research AIU Online Brand Research 2008

Broad Geographic Coverage
Broad Geographic Coverage
Art & Design
University
Culinary
Health
International
Campuses in key local markets
Online businesses attract from 65 different
countries
Ability to further domestic presence
Ability to meet student needs online and on-ground…
Ability to meet student needs online and on-ground…

Strong Balance Sheet
Strong Balance Sheet
Flexibility to absorb challenges along the way…
Flexibility to absorb challenges along the way…
/1 Free Cash Flow = Operating Cash Flow less Capital Expenditures

Proven Growth Capability Proven Growth Capability

Transformation Underway…
Transformation Underway…
Unsustainable growth
Low margins
Sustainable growth
Margin expansion
. . . Unlocking sustainable growth potential
. . . Unlocking sustainable growth potential
Improve
Organizational
Effectiveness
Targeted
Growth
Strategies
Reputation Overhang Reputation Overhang
Inefficient Brand Inefficient Brand
Structure Structure
Independent Independent
Institutions/ Operations Institutions/ Operations
Performance Variability Performance Variability
2007 and Prior
2010+
Optimize
Value
Proposition
Strong Reputation Strong Reputation
Highly Highly
Differentiated Differentiated
Brands Brands
Leverage Scale Leverage Scale
Consistent High Consistent High
Performance Performance
Brand
Development /
Rationalization
Improve
Marketing &
Admissions
Efficiency
Re-Invest in
Student
Experience
Re-Build
Reputation
Create Strategic
Business Units
New Leadership
Centralize Support
Activities
Teach-Out
Unprofitable Schools

Build reputation and external relationships
Teach out unprofitable  campuses
Centralize support activities
Create Strategic Business Units with New
Leadership
Improve Organizational Effectiveness
Improve Organizational Effectiveness
Action Progress

Centralize Support Activities
Centralize Support Activities
Create shared service center
Create shared service center
to leverage scale
to leverage scale
Select admissions functions
Student financial aid
processing
Procurement
Human resource systems
•
Talent acquisition
•
Training
25% reduction in admissions reps since Q107
25% reduction in admissions reps since Q107

Teach Out Unprofitable Schools
Teach Out Unprofitable Schools
Eliminate significant losses
Eliminate significant losses
from underperforming, non-
from underperforming, non-
strategic assets
strategic assets
Acted decisively on 14
underperforming schools
Moved to transitional
segment until closing
Impact on P&L until 2010
$65
$(86)
$151
0
20
40
60
80
100
120
140
160
Career
Education
TOTAL
Transitional
School
Segment
Pro-Forma
2007 Operating Income
($ Millions)

Strategic Business Units
Strategic Business Units
International
International
Health
Education
Health
Education
Art &
Design
Art &
Design
University
University
Culinary
Arts
Culinary
Arts
TM
Core
Institutions
Total
Brands
3 4
5 2
2
Enrollment /1
43,500 15,200
12,800 10,200
7,000
% Online
78% -
4% -
-
Ground
Locations
11 24
14 16
11
TM
As of March 31, 2008

Growth Opportunities
Growth Opportunities
Health
Education
Health
Education
Art &
Design
Art &
Design
University
University
Culinary
Arts
Culinary
Arts
Brand
Strategy
Marketing
Focus
Student
Experience
Local
support
Technology
Longer
Programs
Online
New
Locations
Consolidate
Align
Consolidate
Optimize
Strengthen
local
relationships
Leverage
quality and
diversity
Leverage
Brand
consolidation
New
Programs
Retention
and
placement
Renewal

Financial Expectations
Financial Expectations
($ millions)
($ millions)
2007
Pro Forma
2010
Milestone
Revenue
Revenue
$1,635
$1,635
6% -
6% -
8%
8%
CAGR
CAGR
$1,950 -
$1,950 -
$2,050
$2,050
Operating Income
Operating Income
$151
$151
Low to Mid
Low to Mid
Teens
Teens
$225 -
$225 -
$270
$270
Transitional
Transitional
Schools
Schools
Operating
Operating
Income
Income
($86)
($86)
N/A
N/A
($10 -
($10 -
$20)
$20)
Total
Total
$65
$65
$210 -
$210 -
$255
$255
Est. Free Cash Flow
Est. Free Cash Flow
$164
$164
$195 -
$195 -
$235
$235

1
st
Half 2008 Results
1
st
Half 2008 Results
On plan through first six months
On plan through first six months
Effectively managing short-term challenges
Effectively managing short-term challenges
Solid progress on expense control
Solid progress on expense control
Teach-Out and Real estate initiatives ahead of plan
Teach-Out and Real estate initiatives ahead of plan

1
st
Half 2008 Results
1
st
Half 2008 Results
Segment
Performance
Versus Plan Comment
University
=
Temporary PEER model transition issue…
resolved in Q3
Culinary
-
Transition to new student loan
environment… new process in place
Art & Design
-
Health
+
Strong organic start growth
International
+
Transitional
Schools
+
Accelerated progress
CEC TOTAL
=
On Plan through 1st
Half

Student Lending
Student Lending
Process working well
Process working well
Prudent front-end augmented by ongoing student
Prudent front-end augmented by ongoing student
support to ensure student success
support to ensure student success
$14.5 million in student financing outstanding balances
$14.5 million in student financing outstanding balances
at end of Q2
at end of Q2
Slower ramp than originally anticipated
Slower ramp than originally anticipated
Expect outstanding balances to be <$45 million at
Expect outstanding balances to be <$45 million at
end of 2008
end of 2008

Real Estate Efforts
Real Estate Efforts
Over 7 million square feet of space in global portfolio
Focused on exiting unfavorable leases and Transitional
segment Real estate
1H08
Released or back-filled approximately 90,000 square feet of real estate
2H08
4Q: $5.6M noncash charge Accelerated teach-out of Gibbs
Piscataway
Working to close several more deals to remove Transitional and excess real estate in the second half of 2008
If successful, would result in additional charges in 2H08
Over 7 million square feet of space in global portfolio
Focused on exiting unfavorable leases and Transitional
segment Real estate
1H08
Released or back-filled approximately 90,000 square feet of real estate
2H08
4Q: $5.6M noncash charge Accelerated teach-out of Gibbs
Piscataway
Working to close several more deals to remove Transitional and excess real estate in the second half of 2008
If successful, would result in additional charges in 2H08
Right long-term strategy for the business

Summary
Summary
Leverage-able competitive strengths
Leverage-able competitive strengths
Transformation well underway
Transformation well underway
Strategies in place to deliver sustainable earnings
Strategies in place to deliver sustainable earnings
growth
growth
Performance on track in 2008
Performance on track in 2008